                                                                   Exhibit 10.44

                                  ATTACHMENT #2

                                       to

                           LICENSE SYSTEM ADDENDUM #3

                                     between

                              OKI DATA CORPORATION

                                       and

                     PEERLESS SYSTEMS IMAGING PRODUCTS, INC.




















Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

     ATTACHMENT #2 TO THE LICENSED SYSTEM ADDENDUM #3 DATED AUGUST 25, 2000


This Attachment #2 dated July 1, 2001 (Attachment #2) to Licensed System Addendum #3 dated August 25, 2000 ("LSA #3) is entered into by and between OKI DATA Corporation, a Japanese corporation, with principal offices at 4-11-22, Shibaura, Minato-ku, Tokyo 108-8551, Japan (hereinafter "OKI") and Peerless Systems Imaging Products, Inc., a Washington corporation with principal offices at 20415 72nd Ave. S., Suite 400, Kent, WA 98032 USA (hereinafter "PSIP"), pursuant to the provisions of Section 18.2 of the Master Technology License Agreement between those parties dated October 15, 1999 (hereinafter the "Original Agreement"). This Attachment #2 is hereby made a part thereof, and the terms and conditions of the Original Agreement and LSA #3 thereto are incorporated by reference herein.

WHEREAS, OKI and PSIP now wish to issue an additional Block License against the products licensed in Paragraph 2.1 a) of Schedule 2 to LSA #3;

NOW THEREFORE, OKI and PSIP hereto agree as follows effective July 1, 2001:

1. Subject to the payment of all fees herein, PSIP grants to OKI an additional Block License under the same terms and conditions of Section 2 of Schedule 2 to LSA #3 in the amount of * dollars (U.S. $*).

2. In exchange for this additional Block License, OKI agrees to pay PSIP * dollars (U.S. $*) to be paid in five payments.

     a)   *

     b)   *

     c)   *

     d)   *

     e)   *

PSIP agrees that such payments require the receipt by OKI of original invoices and the required Tax application Form for Income Tax Convention with PSIP's signature. OKI will provide the required Tax Application Form for Income Tax Convention and PSIP will sign as appropriate and return the form to OKI. Payments made hereunder are non-cancelable, non-refundable and non-transferable.

3. The Per Unit License Fees stated in Section 2.2 of Schedule 2 to LSA#3 shall apply until the crediting of the equivalent earned Per Unit License Fee equals U.S. $* (* dollars). The U.S. $* (* dollars) is the total of the original Block License in LSA #3 of U.S. $* (* dollars) plus the Block License purchased in Attachment #1 of U.S. $* (* dollars) plus the Block License purchased in this Attachment #2 of U.S. $* (* dollars).

4. The Parties agree that a variant of the Authorized OKI Devices which do not require any additional Adobe PostScript(R) certifications or any additional PSIP Materials are considered Authorized OKI Devices. *

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(June 27, 2001)                      Page 1
percentage rates, and fees as their base products, MICROLINE 9055c, MICROLINE 3050c, and MICROLINE 3020c, respectively.

5. Except as expressly provided herein, all of the terms of the Original Agreement, LSA #3, and Attachment #1 to LSA #3, shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have, by their duly authorized representatives, executed this Attachment #2 as of the date first set forth below.

OKI DATA CORPORATION                         PEERLESS SYSTEMS IMAGING
                                             PRODUCTS, INC.

By:                                          By:
/s/ Yasumasa Shiraishi                        /s/ Ron Davis
----------------------------------------     -----------------------------------
Name: Yasumasa Shiraishi                     Name: Ron Davis
Title: General Manager,                      Title: Vice President
       Non-Impact Printer Business

Date: June 27, 2001                          Date: June 27, 2001
///End

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(June 27, 2001)                      Page 2